EXHIBIT 10.14

THE STANDARD REGISTER COMPANY

OFFICERS’ SUPPLEMENTAL NON-QUALIFIED RETIREMENT PLAN

Restated Effective January 1, 2007

TABLE OF CONTENTS

   Page

Article

Numbers

I

Definitions

1.1

Average Monthly Earnings

1

1.2

Beneficiary

1

1.3

Change in Control

1

1.4

Committee

1

1.5

Disability

1

1.6

Disabled Participant

1

1.7

Early Retirement

2

1.8

Officer

2

1.9

Officer Service

2

1.10

Participant

2

1.11

Normal Retirement Date

2

1.12

Nonqualified Plan

2

II

Participation

2

III

Benefits

3.1

Normal Retirement Benefit

2

3.2

Early Retirement Benefit

3

3.3

Disability Retirement Benefit

3

3.4

Vested Benefit

3

3.5

Forfeitures

4

IV

Distributions

4.1

Time and Form of Benefit Payment

4

4.2

Benefits on Change in Control

5

4.3

Withholding; Payroll Taxes

5

V

Administration and Financing

5.1

Committee

5

5.2

Appointment of Plan Administrator

5

5.3

Funding

5

5.4

Legal Competency

5

5.5

Nonalienation of Benefits

6

VI

Miscellaneous Provisions

6.1

Employment and Other Rights

6

6.2

Offset to Benefits

6

6.3

Amendment and Termination

6

6.4

Interpretation

6

6.5

Illegality of Any Provision

6

6.6

Headings

7

6.7

Gender and Number

7

6.8

Claims

7

6.9

409A

7

THE STANDARD REGISTER COMPANY

OFFICERS’ SUPPLEMENTAL NON-QUALIFIED RETIREMENT PLAN

Effective January 1, 1994, The Standard Register Company, an Ohio corporation (the “Company”), adopted this Officers’ Supplemental Non-Qualified Retirement Plan (the “Plan”) to enable Participants to earn additional retirement income.  This Plan is intended to be an unfunded, non-qualified retirement program exempt from the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), except as specifically provided in that statute.  Effective January 1, 2007, the Plan is restated to comply with Section 409A of the Internal Revenue Code as of January 1, 2005 and to make other changes.  Because the Plan as restated is materially different from the Plan in effect prior to January 1, 2005, all Plan benefits are subject to Section 409A.

ARTICLE I

DEFINITIONS

When used in this Plan, the following terms have the meaning given in this Article, unless a different meaning is clearly required by the context.

1.1

Average Monthly Earnings.  Average Monthly Earnings has the same meaning given to it under the Qualified Plan.

1.2

Beneficiary.  “Beneficiary” means the person or persons designated or deemed to be designated by the Participant pursuant to Article IV to receive benefits payable under the Plan in the event of the Participant’s death.

1.3

Change in Control.  “Change in Control” shall mean a change in the ownership of the Company, a change in the effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, all of a character within the meaning of Section 409A(a)(2)(A)(v) of the Code and controlling Department of the Treasury guidance.  For a Participant employed by a Selected Affiliate, a Change in Control means a Change in Control of the Company or a Change in Control, as described above, of the Selected Affiliate by whom the Participant is employed.

1.4

Committee.  Committee means the Compensation Committee of the Company’s Board of Directors.

1.5

Disability.  “Disability” means a Participant’s is either (i) unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (ii) by reason of a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months and the Participant is receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company or the Selected Affiliate by whom the Participant is employed.

1.6

Disabled Participant.  Disabled Participant means a Participant who has a Disability.

1.7

Early Retirement.  Early Retirement means the date that a Participant retires before his Normal Retirement Date, but after reaching age 55 and completing at least ten (10) years of Credited Service (as defined under the Qualified Plan).

1.8

Officer.  Officer means a person who has been duly elected by the Company’s Board of Directors to serve as an Officer of the Company.

1.9

Officer Service.  Officer Service means all the years and whole months that a Participant has served as an Officer of the Company, including, without limitation, all such service prior to the effective date of this Plan.  However, no Participant will earn Officer Service for his first five (5) years of service as an Officer.

1.10

Normal Retirement Date.  Normal Retirement Date has the same meaning given to it under the Qualified Plan.

1.11

Qualified Plan.  Qualified Plan means The Stanreco Retirement Plan.

ARTICLE II

PARTICIPATION

Participation in this Plan is limited to those Officers of the Company who are designated by the Committee on the recommendation of the Company’s Chief Executive Officer.

ARTICLE III

BENEFITS

3.1

Normal Retirement Benefit.  Each Participant will earn a benefit, payable at his Normal Retirement Date, subject to Section 4.1 regarding the time and form of payment, equal to the lesser of (a) or (b), reduced by the sum of (c) and (d):

(a)

consists of the sum of (i), (ii) and (iii) as follows:

(i)

the benefit payable at Normal Retirement Date to the Participant under the Qualified Plan, based on the normal form of benefit provided under that plan;

PLUS

(ii)

the benefit payable at Normal Retirement Date to the Participant under The Standard Register Company Non-Qualified Retirement Plan;

PLUS

(iii)

3.05% of the Participant’s Average Monthly Earnings, multiplied by the number of years of the Participant’s Officer Service prior to the date on which the Participant attains age 65;

(b)

50% of the Participant’s Average Monthly Earnings;

(c)

the benefit payable at Normal Retirement Date to the Participant under the Qualified Plan, based on the normal form of benefit provided under that plan;

(d)

the benefit payable at Normal Retirement Date to the Participant under The Standard Register Company Non-Qualified Retirement Plan.

For purposes of this Section, the benefit payable under the Qualified Plan will be calculated as if the Participant made all contributions required to earn a benefit under the Qualified Plan and rejected the pre-retirement survivor annuity available under the Qualified Plan.

3.2

Early Retirement Benefit.  A Participant who terminates employment after his or her Early Retirement eligibility will receive his or her benefit in accordance with Section 4.1.  The amount of the benefit will be determined in accordance with Section 3.1 as of the Participant’s termination of employment with such benefit adjusted using the early retirement factors in the Qualified Plan to reflect the early commencement of the benefit.

3.3

Disability Retirement Benefit.  If a Participant is determined to have a Disability prior to his Normal Retirement Date, no benefits will be payable from this Plan until the earlier of:

(a)

the Participant’s Normal Retirement Date; or

(b)

the date the Committee determines that the Participant is no longer Disabled.

The Disabled Participant will continue to accrue Officer Service under this Plan as if he continued to be employed by the employer and is earning Credited Service under the Qualified Plan.  The benefits payable from this Plan on the earliest of (a) or (b) above, will be calculated in accordance with the provisions of this Article III, including the period of Officer Service which is credited under this Section 3.3.

3.4

Vested Benefit.

Subject to Section 3.5, a Participant will be fully vested in benefits earned under this Plan if he terminates:

(i)

at or after his Normal Retirement Date;

(ii)

after qualifying for Early Retirement;

(iii)

after becoming Disabled; or

(iv)

because of death.

All benefits accrued under this Plan will be forfeited if the Participant terminates employment for any other reason.

3.5

Forfeitures.  Notwithstanding the provisions of Section 3.4, the unpaid portion of any benefit accrued under this Plan shall be forfeited if the Participant:

(a)

is convicted of a felony committed during and arising out of the Participant’s employment with the Company;

(b)

engages, directly or indirectly, in competition with the Company after termination of employment with the Company;

(c)

discloses any of the Company’s confidential or proprietary information to any person not entitled to receive it.

As used herein, the phrase “engages, directly or indirectly, in competition with the Company” shall include, without limitation, owning, managing, operating, controlling, being employed by, acting as an agent, officer, director of, or consultant to, or being involved in any manner with the ownership, management, operation, control or financing of any business which is in competition with the Company, provided, however, that nothing herein shall prohibit a Participant or Beneficiary from owning less than 5% of the outstanding stock of any publicly held corporation which engages in competition with the Company.

ARTICLE IV

DISTRIBUTIONS

4.1

Time and Form of Benefit Payment.  Subject to Section 4.2, benefits under this Plan will be paid in ten substantially equal annual installments.  The first such installment shall be paid on the later of first day of the seventh month following the later of the Participant’s termination of employment or the first day of the month following the Participant’s Early Retirement date.  Subsequent annual installments shall be paid each January.  The monthly benefit determined in accordance with Sections 3.1 and 3.2, if applicable, will be converted into a single sum as of the first of the month following the Participant’s termination of employment (the determination date) using the factors set forth in the Qualified Plan, as amended from time to time, that are applicable to benefits payable from the Qualified Plan as of such determination date.  Such lump sum will be credited with interest compounded annually at the rate used to determine the lump sum amount from such determination date, and such lump sum will be charged with the annual installments paid to the Participant or his Beneficiary.  The first such installment shall be one tenth of the accumulated lump sum; the second annual installment shall be one ninth of the accumulated lump sum and so forth until the accumulated lump sum is fully paid.  The Committee, at its discretion, may adjust the rate used to credit the unpaid lump sum with interest.

The Participant may name a Beneficiary who will receive any annual installments unpaid on the death of the Participant.  If upon the death of the Participant, there is no Beneficiary, the remaining installments shall be paid in a single sum as soon as practicable to the Participant’s estate.

If the Participant dies prior to termination of employment, the Participant’s benefit will be determined in the manner described above with the determination date the first day of the month after the death of the Participant and the lump sum shall be paid as soon as practical to the Beneficiary of the Participant.  If the Participant has no Beneficiary, the benefit shall be payable to the estate.

4.2

Benefits on Change in Control.  Upon the involuntary termination of employment of a Participant by the Company or successor in interest to the Company within the one year period following a Change in Control, then on the first day of the seventh month following such termination of employment, the Plan shall pay to the Participant in a single sum the amount determined in accordance with Section 4.1 assuming the first day of the month after the Participant’s termination of employment is the Participant’s determination date.  A Participant shall be deemed to have an involuntary termination of employment if following a Change in Control, the Participant is not offered a position with the Company or the successor to the Company that is similar in responsibility and compensation to the position of the Participant prior to the Change in Control or the Participant’s normal place of work is relocated to a place of work that is more than fifty miles from his normal place of work prior to the Change in Control and within six months of the Change in Control the Participant voluntary terminates employment with the Company.

If a Participant or Beneficiary is receiving annual installments at the time of a Change in Control, the Participant’s or Beneficiary’s remaining lump sum shall be paid to the Participant or Beneficiary in a single sum on the first day of the seventh month following the Change in Control.

4.3

Withholding; Payroll Taxes.  The Company will deduct from each benefit payment any amount required under applicable law to be withheld in advance payment of the recipient’s income or other taxes.  If the Company is required to withhold any current taxes on any amount accrued under this Plan, the deduction will be taken against compensation paid by the Company to the Participant.  Determination by the Company of the amount to be withheld is binding on the Participant and any Beneficiary.

ARTICLE V

ADMINISTRATION AND FINANCING

5.1

Committee.  Any successor Committee will have all of the rights, powers, privileges and immunities given to the original members of the Committee.  Except as required by law, no Committee member will be required to give any bond or other security for the faithful performance of their duties as a Committee member.  The Committee will adopt any procedures and rules needed to administer the Plan.

5.2

Appointment of Plan Administrator.  The Committee shall appoint a Plan Administrator to administer the Plan.  The Plan Administrator will serve at the Committee’s pleasure and may be removed or may resign at any time.  The Plan Administrator will have only such rights, powers, privileges and immunities as may be given to the Plan Administrator by the Committee.  Except as required by law, the Plan Administrator will not be required to give any bond or other security for the faithful performance of his duties as Plan Administrator.

5.3

Funding.  The Plan will not be funded in any respect.  Benefits will be paid solely from the Company’s general assets.

5.4

Legal Competency.  Any Plan benefits payable to any person who is determined by a court of competent jurisdiction to be legally incompetent to receive them will be paid to the guardian of the incompetent person or to the person having custody of the incompetent person without any further liability by the Company, the Committee or the Plan Administrator.

5.5

Nonalienation of Benefits.  Except as otherwise provided by law, no benefit, payment, or distribution under this Plan is subject to the claim of any creditor of a Participant or of a Beneficiary.  Further, no creditor of the Participant or Beneficiary may attach, garnishee, subject to a levy, or subject to execution or other legal or equitable process, any benefits payable from this Plan.  No Participant or Beneficiary may alienate, commute, anticipate or assign (either at law or in equity) all or any portion of any benefit, payment or distribution under this Plan.  The Plan will not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts or any person entitled to receive benefits under this Plan.

ARTICLE VI

MISCELLANEOUS PROVISIONS

6.1

Employment and Other Rights.  Nothing in the Plan requires the Company to employ any Participant or requires any Participant to remain employed with the Company.  Nor does the Plan create any rights or obligations other than those specifically set forth in the Plan.  The benefits payable under the Plan are independent of, and in addition to, any other compensation or benefits payable by the Company.

6.2

Offset to Benefits.  Regardless of any Plan provision to the contrary, the Company may, if the Committee in its sole and absolute discretion agrees, offset any amounts to be paid to a Participant or a Beneficiary under the Plan against any amounts that the Participant owes to the Company.

6.3

Amendment and Termination.  Although the Company intends to continue this Plan indefinitely, the Company reserves the right to amend, suspend or terminate the Plan at any time for any reason or for no reason at all.  The procedure for amending, suspending or terminating the Plan shall be by resolution duly adopted by the Company’s Board of Directors, which shall possess sole authority to amend, suspend or terminate the Plan.  Further, if it is determined at any time for any reason by any agency of the United States Government or any court of competent jurisdiction, that the Plan does not qualify for the exclusions under Section 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act  (“ERISA”), the Plan shall be deemed to have terminated as of the date of such determination, unless other action is taken by the Board of Directors of the Company.  In the event of any such amendment, suspension or termination of the Plan, those benefits which are fully vested at the time of such amendment, suspension shall be paid by the Company as provided in the Plan as if the Plan had not terminated.

6.4

Interpretation.  The Committee will interpret the Plan according to the laws of the State of Ohio and, when applicable, the laws of the United States in a manner that ensures that this Plan will be treated as a non-qualified retirement plan for executives and highly compensated employees, within the meaning of ERISA.  The Committee may adopt any additional rules or interpretative guidelines not specifically mentioned in this Plan if they are needed to administer the Plan and are not inconsistent with its purpose.

6.5

Illegality of Any Provision:  Any determination by a court of competent jurisdiction that any part of this Plan is illegal or ineffective will not affect any other provision of the Plan not specifically included in the court’s determination.

6.6

Headings.  Section headings are for convenience only and do not create any additional rights, privileges or duties.

6.7

Gender and Number.  Where the context permits, words in the masculine gender will include the feminine gender, the plural will include the singular, and the singular will include the plural.

6.8

Claims.  All claims and appeals of claim denials under the Plan shall be processed by the Committee in accordance with the claims procedures described in the Qualified Plan.

6.9

409A.  The Plan is intended to comply with the requirements of Section 409A of the Internal Revenue Code and shall be administered to conform to the requirements of Section 409A of the Internal Revenue Code and controlling Internal Revenue Service guidance.  If any term, provision or operation of the Plan shall violate Section 409A, the Committee shall construe the Plan as if it did not contain the offending term or provision or did not permit the offending operation and the remaining provisions of the Plan shall not be affected thereby.

As evidence of its adoption of this Plan, The Standard Register Company has caused this instrument to be signed by its duly authorized officers this 26th day of October, 2006.

THE STANDARD REGISTER COMPANY

By:  /s/ Kathryn L. Lamme

Title:  Sr. Vice President, General Counsel &

           Secretary